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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: March 30, 1999



                        SERVICE MERCHANDISE COMPANY, INC.
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             (Exact name of registrant as specified in its charter)

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
                    Tennessee                                       1-9223                         62-0816060
----------------------------------------------------       -------------------------          ---------------------
   (State or other jurisdiction of incorporation)           (Commission File Number)            (I.R.S. Employer
                                                                                               Identification No.)


7100 Service Merchandise Boulevard, Brentwood, TN                                                    37027
-------------------------------------------------                                      ----------------------------
     (Address of principal executive offices)                                                      (Zip Code)
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       Registrant's telephone number, including area code: (615) 660-6000



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 3.  Bankruptcy or Receivership
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         On March 15, 1999, five of the Company's vendors filed an involuntary
Chapter 11 Reorganization petition in the United States Bankruptcy Court for the Middle District of Tennessee (the "Bankruptcy Court") seeking court supervision of the Company's restructuring efforts. On March 27, 1999, the Company and 31 of its subsidiaries (collectively, the "Debtors") filed voluntary petitions with the Bankruptcy Court for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code")(Case No. 399-02649).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         See Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SERVICE MERCHANDISE COMPANY, INC.


Date:  March 30, 1999                     By: /s/ C. Steven Moore
                                             -----------------------------------
                                             C. Steven Moore
                                             Senior Vice President, General
                                             Counsel and Chief Administrative
                                             Officer



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                                  EXHIBIT INDEX

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
No.      Exhibit
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
99.1     Press release dated March 16, 1999.

99.2 Second Waiver to Second Amended and Restated Credit Agreement dated as of March 16, 1999 by and among Service Merchandise Company, Inc., Citicorp USA, Inc., as Administrative Agent, Bank Boston, N.A. as Documentation Agent and Collateral Monitoring Agent and other lenders set forth therein.

99.3     Press Release dated March 24, 1999.

99.4     Press Release dated March 26, 1999.

99.5     Press Release dated March 27, 1999.

99.6 Commitment letter by and among Service Merchandise Company, Inc., Citicorp USA, Inc. and the lenders listed therein dated March 25, 1999.
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